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                                                                   EXHIBIT 10.30


                       CONFIDENTIAL DISCLOSURE AGREEMENT

Effective Date:   11-1-99       , 19_____
                  ------- ------
In order to protect certain confidential information, Hewlett-Packard Company and its corporate affiliates ("HP"), and the "Participant" identified below, agree that:

1. Disclosing Party: The party disclosing confidential information
   ----------------
("Discloser") is Both Parties (Note: Fill in "HP", "Participant", or
                 ------------
"both parties".)

2. Primary Representative:  Each party's representative for coordinating
   ----------------------
disclosure or receipt of confidential information is:

HP:     Michael Sloane
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Participant:  Peter Dawson
              ------------
3. Description of Confidential Information:  The confidential information
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disclosed under this Agreement is described as:
---------

HP:   Product Information (technical) Product Development Schedules Firmware
      ------------------------------------------------------------------------
Development Equipment & Code
----------------------------

Participant:  Products Under Development
              --------------------------
_____________________________________________________________________________

_____________________________________________________________________________
(Note: Be specific; for example, individually list materials provided. Attach additional sheets if needed.)

4. Use of Confidential Information: The party receiving confidential,
   -------------------------------
information ("Recipient") snail make use of the confidential information only for the following purpose (e.g., "evaluation and testing for a make/buy decision on project xyz."):

HP:  Decisions regarding development tools
     -------------------------------------
_____________________________________________________________________________

Participant:  Debugging & Delivery of Development Tools
              -----------------------------------------

5. Confidentiality Period: This Agreement and Recipient's duty to hold
   ----------------------
confidential information in confidence expire on:

       5-31-2001
       ---------
(Note: This is the period of protection of confidential information).

6. Disclosure Period: This Agreement pertains to confidential information that
   -------------------
is disclosed between the Effective Date and

       5-31-2001
       ---------
(Note: This is the period during which confidential information is going to be disclosed.)

7. Standard of Care:  Recipient shall protect the disclosed confidential
   ----------------
information by using the same degree of care, but no less than a reasonable degree of care, to prevent the unauthorized

       HEWLETT-PACKARD COMPANY

       Personal LaserJet Products
       ----------------------------------
                     (Entity Name)
       P.O. Box 15
       -----------
       Boise, ID 83707-0015
       ----------------------------------
                     (Address)

       BY  /s/ Norra Spohn
       ----------------------------------
                     (Functional Manager's
       Norra Spohn
       ----------------------------------
                     (Name)
       R&D Manager
       ----------------------------------
                     (Title)

White - Legal Dept (Local or 20BO) Green - Participant use, dissemination, or publication of the confidential information as Recipient uses to protect its own confidential information of a like nature.

8. Marking: Recipient's obligations shall only extend to confidential
   ---------
information that is described in paragraph 3, and that: (a) comprises specific materials individually listed in paragraph 3; or, (b) is marked as confidential at the time of disclosure; or, (c) is unmarked (e.g. orally disclosed) but treated as confidential at the time of disclosure, and is designated as confidential in a written memorandum sent to Recipient's primary representative within thirty days of disclosure, summarizing the confidential information sufficiently for identification.

9. Exclusions: This Agreement imposes no obligation upon Recipient with respect
   ----------
to information that: (a) was in Recipient's possession before receipt from Discloser; (b) is or becomes a matter of public knowledge through no fault of Recipient; (c) is rightfully received by Recipient from a third party without a duty of confidentiality; (d) is disclosed by Discloser to a third party without a duty of confidentiality on the third party; (e) is independently developed by Recipient; (f) is disclosed under operation of law; or (g) is disclosed by Recipient with Discloser's prior written: approval."

10. Warranty: Each Discloser warrants that it has the right to make the
    --------
disclosures under this Agreement. NO OTHER WARRANTIES ARE MADE BY EITHER PARTY UNDER THIS AGREEMENT. ANY INFORMATION EXCHANGED UNDER THIS AGREEMENT IS PROVIDED "AS IS".

11. Rights: Neither party acquires any intellectual property rights under this
    ------
Agreement except the limited rights necessary to carry out the purposes set forth in paragraph 4. This Agreement shall not restrict reassignment of Recipient's employees.

Miscellaneous
-------------
12. This Agreement imposes no obligation on either party to purchase, sell, license, transfer or otherwise dispose of any technology, services or products.

13. Both parties shall adhere to all applicable laws, regulations and rules relating to the export of technical data, and shall not export or reexport any technical data, any products received from Discloser, or the direct product of such technical data to any proscribed country listed in such applicable laws, regulations and rules unless properly authorized.

14. This Agreement does not create any agency or partnership relationship.

15. All additions or modifications to this Agreement must be made in writing and must be signed by both parties.

16. This Agreement is made under, and shall be construed according to, the laws of the State of California, U.S.A.

        PARTICIPANT

Embedded Support Tools Corp.
--------------------------------------
              (Company Name)

120 Royall Street
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Canton, MA 02021
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              (Address)

BY  /s/ Peter Dawson
    ----------------------------------
              (Authorized Signature)

Peter Dawson
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              (Name)

President EST Corp.
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              (Title)

Pink - HP Functional Manager  Yellow - HP Representative